(File Nos.  33-91498 and 811-9034)
                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
         [X]    Preliminary Proxy Statement
         [ ]    Definitive Proxy Statement
         [ ]    Definitive Additional Materials
         [ ]    Soliciting Material Pursuant to ss.240.14a-11(c)or ss.240.14a-12

                                  THE CRM FUNDS
                (Name of Registrant as Specified in its Charter)

                         BOARD OF TRUSTEES OF REGISTRANT
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

         [X]      No Fee Required
         [ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
                  and 0-11

                  1) Title of each class of securities to which transaction applies:

                      -----------------------------

                  2)  Aggregate  number  of  securities  to  which   transaction
                      applies:

                      -----------------------------

                  3)  Per  unit   price  or  other   underlying   value  of
                      transaction  computed  pursuant to Exchange  Act Rule
                      0-11:

                  4) Proposed maximum aggregate value of transaction:

                     ------------------------------

                  5) Total fee paid:

                     ------------------------------

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  1)       Amount Previously Paid:

                           ------------------------------

                  2)       Form, Schedule or Registration Statement No.:

                           ------------------------------

                  3)       Filing Party:

                           ------------------------------

                  4)       Date Filed:

                           ------------------------------

                                  THE CRM FUNDS
                               TWO PORTLAND SQUARE
                              PORTLAND, MAINE 04101

                                                                November 7, 1997

Dear Shareholder:

The Board of Trustees of The CRM Funds (the "Trust") has called a Special Meeting of Shareholders of the CRM Small Cap Value Fund (the "Fund") (the "Company") to be held on December 18, 1997, to consider three proposals: (i) a proposal to approve a new investment advisory agreement between the Trust and Cramer Rosenthal McGlynn, LLC to provide investment advisory services to the Fund, (ii) a proposal to ratify the Trustees selection of Ernst & Young, LLP as the Fund's independent accountants, and (iii) a proposal to approve or disapprove amendments to certain investment policies of the Fund.

The first proposal is being presented to you because the proposed reorganization of CRM Advisors, LLC, the Fund's current investment advisor, will cause the current investment advisory agreement to terminate on January 2, 1998. Upon completion of the reorganization, the approval of a new investment advisory agreement will allow the same staff who currently manages the Fund to continue to manage the Fund after the reorganization. The new investment advisory agreement will have the same terms as the current investment advisory agreement between the Trust Manager and CRM Advisors, LLC. The rate at which the advisory fees are determined will remain the same as well.

Second, the Trustees ask that you ratify their selection of Ernst & Young, LLP as the Fund's independent accountants.

The third proposal would make technical changes to the Fund's investment policies so that the Fund may, in the future, invest in another investment company with identical investment objectives and policies that would be managed by Cramer Rosenthal McGlynn, LLC. This arrangement is known as a "master-feeder" or "Core and Gateway(R)" structure. There is no present intention to convert to a Core and Gateway structure, and the Fund would do so only if the Board of Trustees determines in the future that it would be in the best interests of the Fund and its shareholders.

After careful consideration, the Board of Trustees unanimously approved these proposals and recommends that you vote "FOR" all of them.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IN ORDER TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE ADJOURNMENTS, PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT AND CAST YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN DECEMBER 17, 1997. IF YOU HAVE ANY QUESTIONS ABOUT THE PROXY STATEMENT, PLEASE DO NOT HESITATE TO CALL US AT (800) CRM - 2883.

The Company is using Automatic Data Processing, Inc. ("ADP"), a professional proxy solicitation firm, to assist shareholders in the voting process. As the date of the meeting approaches, if we have not already heard from you, you may receive a telephone call from ADP reminding you to exercise your right to vote.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                             Sincerely,



                                             Fred M. Filoon
                                             President and Chairman of the Board

                                  THE CRM FUNDS
                            CRM SMALL CAP VALUE FUND

                               TWO PORTLAND SQUARE
                              PORTLAND, MAINE 04101
                            -------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                TO BE HELD [DATE]
                            -------------------------

To the Shareholders of the CRM Small Cap Value Fund:


         Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of CRM Small Cap Value Fund (the "Fund"), a series of The CRM Funds (the "Trust"), will be held at the offices of Forum Financial Services, Inc., Two Portland Square, Portland, Maine on December 13, 1997 at 10:00 a.m. Eastern Time. The purpose of the Meeting is:

         1. To approve or disapprove a new Investment Advisory Agreement between the Trust and Cramer Rosenthal McGlynn, LLC, a newly-formed Delaware Limited Liability Company;

         2. To approve or disapprove the selection by the Board of Trustees of Ernst & Young LLP as independent accountants to the Trust;

         3. To approve or disapprove amendments to certain investment policies to permit the Fund to invest all of its investable assets in another investment company; and

         4. To transact such other business as may properly come before the Meeting.

     The Trust's Board of Trustees has fixed the close of business on [Date], 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof. Your attention is called to the accompanying proxy statement.


                                              By order of the Board of Trustees,



                                              Eugene A. Trainor III
                                              Secretary

[Location]
[Date]

YOUR VOTE IS IMPORTANT NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED.

                                  THE CRM FUNDS

                            CRM SMALL CAP VALUE FUND

                               TWO PORTLAND SQUARE
                              PORTLAND, MAINE 04101


                                 PROXY STATEMENT

         The enclosed proxy is solicited by the Board of Trustees of The CRM Funds (the "Trust"), a Delaware business trust, on behalf of the CRM Small Cap Value Fund (the "Fund"). The Trust is a registered open-end investment company having its executive offices at Two Portland Square, Portland, Maine 04101. Proxies will be voted at the Special Meeting of Shareholders of the Fund to be held at Forum Financial Services, Inc., Two Portland Square, Portland, Maine 04101 on [date], 1997 at 10:00 a.m. Eastern Time, and any adjournment thereof (the "Meeting"), for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. This Proxy Statement and the enclosed notice of meeting and proxy card are first being mailed to shareholders on or about November 17, 1997.

         The Trust's Annual Report to Shareholders for the fiscal year ended September 30, 1997, which includes financial statements for the Fund, has previously been mailed to Shareholders receiving this Proxy Statement or is included herewith.

         The solicitation of proxies will be primarily by mail but may also include telephone or oral communications by the officers of the Trust or by regular employees of CRM Advisors, LLC (the "Current Advisor"), Forum Administrative Services, Inc. ("FAS"), the Trust's administrator, or their affiliates. Current Advisor will bear all of the costs of the Meeting and the preparation, printing and mailing of proxies. FAS has engaged Automatic Data Processing, Inc. on behalf of Current Advisor and the Trust to mail proxy materials and tabulate voting results.

                                  INTRODUCTION

         The Meeting is being called

         (1) to approve or disapprove a new Investment Agreement between the Trust and Cramer Rosenthal McGlynn, LLC, a Delaware Limited Liability Company organized on September 23, 1997 (the "New Advisor");

         (2) to approve or disapprove the selection by the Trust's Board of Trustees (the "Board") of Ernst & Young LLP as independent accountants to the Trust; and

         (3)  to  approve  or  disapprove   amendments  to  certain  fundamental
         investment policies of the Fund.

DESCRIPTION OF VOTING

         Approval of Proposals One and Three require the affirmative vote of "a majority of the outstanding voting securities" of the Fund as that term is defined under the Investment Company Act of 1940 (the "1940 Act"). Under the 1940 Act, "a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy at the Meeting or
(b) more than 50% of the
outstanding shares of the Fund. Proposal Two requires the affirmative vote of a plurality of the votes cast at the Meeting, if a quorum is present.

         Shareholders of record at the close of business on November 7, 1997, (the "Record Date"), will be entitled to notice of, and to vote at, the Meeting including any adjournment thereof. As of the Record Date there were ____________ shares outstanding of the Fund. As of the record date, the Trustees and officers of the Trust as a group owned beneficially less than 1% of the outstanding Shares of the Fund. As of the record date, the following shareholders beneficially owned more than 5% of the outstanding shares of the Fund: ________ owned ____ shares representing ___% of the Fund.

         The Fund consists of a single class of shares. Each Shareholder will be entitled to one vote for each whole share and a fractional vote for each fractional share held. Shares may be voted in person or by proxy. Shareholders holding one-third of the outstanding Shares of the Fund at the close of business on the Record Date present in person or by proxy will constitute a quorum for the transaction of business regarding the Fund at the Meeting. All properly executed proxies received in time to be voted at the Meeting will be counted at the Meeting, and any adjournment thereof, in accordance with the instructions marked thereon or otherwise provided therein.

         For purposes of determining the presence of a quorum and counting votes on the matters presented, Shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast at the Meeting. Under the 1940 Act, the affirmative vote necessary to approve a matter under consideration may be determined with reference to a percentage of votes present at the Meeting. For this reason, abstentions and non-votes have the effect of votes AGAINST the proposal. In completing proxies, therefore, shareholders should be aware that checking the box labeled ABSTAIN will result in the shares covered by the proxy being treated as if they were voted AGAINST the proposal.

         In the absence of any instructions, properly executed proxies that are returned in time to be voted at the meeting will be voted for the APPROVAL of each Proposal described in this Proxy Statement. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting, but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to the proposal. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of shares represented in person or by proxy at the Meeting. In that case, the persons named as proxies will vote all proxies that they are entitled to vote FOR such an adjournment; provided, however, any proxies required to be voted against the proposal will be voted AGAINST such adjournment. A shareholder vote may be taken on the proposal prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

         Any shareholder may revoke his or her proxy at any time prior to exercise thereof by giving written notice of revocation or by executing and delivering a later dated proxy to Forum Financial Corp., the Trust's transfer agent, at Two Portland Square, Portland, Maine, 04101, or by personally casting a vote at the Meeting.

                                  PROPOSAL ONE
                           APPROVAL OR DISAPPROVAL OF
                       A NEW INVESTMENT ADVISORY AGREEMENT

         Shareholders of the Fund are being asked to approve a new investment advisory agreement between the Trust and New Advisor, for New Advisor to serve as the Fund's investment adviser (the "New Agreement"). Current Advisor, which is located at 707 Westchester Avenue, White Plains, New York, 10604, serves as investment adviser to the Fund pursuant to an Investment Advisory Agreement dated September 29, 1995, between the Trust and Current Advisor (the "Current Agreement"). The Current Agreement was approved by the Trust's Board of Trustees, including a majority of the Trustees who were not parties to the Current Agreement or interested persons of such parties, at a meeting held on September 13, 1995 and by the unanimous consent dated September 27, 1995 of the initial shareholders of the Fund in lieu of a meeting.

         On October 31, 1997, Current Advisor , Cramer, Rosenthal, McGlynn, Inc. ("CRM"), and the individuals owning all of the equity interests in Current Advisor and CRM, entered into various agreements with WT Investments, Inc. ("WTI"), an indirect wholly-owned subsidiary of Wilmington Trust Corporation ("WTC"), pursuant to which the owners of Current Advisor will transfer, directly or indirectly, all of their liability company interests in Current Advisor to New Advisor and CRM will transfer substantially all of its assets to New Advisor in exchange for an aggregate 76% interest in New Advisor and WTI will acquire a 24% interest in New Advisor .

         The Board of Trustees recommends that shareholders of the Fund approve the New Agreement. The New Agreement will replace the Trust's Current Agreement pursuant to which Current Advisor provides investment advisory services for the Fund. Your approval is being sought because the transactions contemplated by these agreements may constitute an "assignment" (as defined in the 1940 Act) of the Current Agreement, resulting in its automatic termination.

         The transactions are expected to be completed on or about January 2, 1998. If the Fund's shareholders approve the New Agreement, the New Agreement will become effective on that date, and the New Advisor will become the investment adviser to the Fund.

         CURRENT ADVISOR AND NEW ADVISOR HAVE ADVISED THE FUND THAT THEY ANTICIPATE NO CHANGE IN THE INVESTMENT MANAGEMENT AND OTHER PERSONNEL IN
CONNECTION WITH THE TRANSACTION, THAT THE SAME PERSONS RESPONSIBLE FOR MANAGEMENT OF THE FUND UNDER THE CURRENT AGREEMENT WILL CONTINUE TO BE RESPONSIBLE UNDER THE NEW AGREEMENT AND THAT THE ADVISORY FEES PAID BY THE FUND WILL REMAIN THE SAME. NEITHER CURRENT ADVISOR OR NEW ADVISOR ANTICIPATE THAT THE TRANSACTION WILL CAUSE ANY REDUCTION IN THE QUALITY OF SERVICES NOW PROVIDED TO THE FUND, OR HAVE ANY ADVERSE EFFECT ON NEW ADVISOR'S ABILITY TO FULFILL ITS OBLIGATIONS TO THE FUNDS.

SUMMARY OF TRANSACTION LEADING TO THE NEW AGREEMENT

         Gerald B. Cramer, Ronald H. McGlynn, Edward J. Rosenthal, Fred M. Filoon, Jay B. Abramson, Arthur J. Pergament and Eugene A. Trainor III (each a "Principal" and collectively, the "Principals") together own all of the outstanding limited liability company interests in Current Advisor, the investment adviser to the Fund, and all of the outstanding common shares of CRM, a registered investment adviser under the Investment Advisers Act of 1940. On October 31, 1997, the Principals, CRM, Current Advisor and New Advisor entered into various agreements with WTI, pursuant to which the Principals will transfer, directly or indirectly, all of their liability company interests in Current Advisor to New Advisor, CRM will transfer substantially all of its assets to New Advisor and WTI will acquire a 24% interest in New Advisor. The Principals and CRM together will own 76% of New Advisor.

         These transactions, which are expected to be consummated on or about January 2, 1998, are subject to various conditions, among which are (i) the approval of the new advisory agreement by Fund shareholders (ii) the consent of advisory clients of CRM and (iii) completion of necessary filings and receipt of government approvals. Following the transactions, Current Advisor will be merged into New Advisor or liquidated, and if the Fund shareholders approve the New Agreement, New Advisor will become the investment adviser to the Fund.

         The limited liability company agreement governing New Advisor grants each of the Principals, directly or indirectly, the right to put their limited liability company interests in New Advisor to WTC at a price equal to the then current fair market value of such limited liability company interests. The agreement limits the amount of puts that may be exercised in any one year. The agreement also grants to certain employees, including the Principals, options to purchase up to 22% of the limited liability company interests in New Advisor at fair market value.

         Current Advisor has informed the Trustees that the provisions limiting the exercise of puts by the Principals, and granting options to purchase additional interests in the New Advisor, are primarily designed to provide incentives to certain key employees of Current Advisor to continue their association with New Advisor.

         In addition, the limited liability company agreement also (i) requires WTC to purchase at fair market value the limited liability company interests of any Principal, and the limited liability company interest of CRM attributable to any such Principal, who dies, becomes disabled or retires at a specified age; and (ii) gives WTC the option to purchase the limited liability company interest of any Principal, and the limited liability company interest of CRM attributable to such Principal, whose employment with New Advisor is otherwise terminated, or who has exercised puts in excess of more than 50% of his highest direct and indirect interest in New Advisor. If, in the future, WTI, WTC or their affiliates acquire additional limited liability company interests in New Advisor (as a result of the exercise of puts or otherwise) WTI and its affiliates may own a controlling block (as defined in the Act), or have actual control, of New Advisor.

         The transactions described above may be deemed to constitute an assignment (as that term is defined in the Act) of the investment advisory agreement currently in effect between the Trust and Current Advisor (the
"Current Agreement"). The Current Agreement provides for its automatic termination in the event of an assignment. Therefore, a new investment advisory agreement between the Trust and New Advisor is being proposed for approval by shareholders of the Fund. A form of the New Agreement is attached as Exhibit A. The New Agreement is identical in all material respects to the Current Agreement except for the dates of effectiveness and expiration.

         The New Agreement was approved by the Trust's Board of Trustees, including a majority of the Trustees who were not interested persons of the parties to the New Agreement, at a meeting held on October 17, 1997.

         If the New Agreement is approved by the Fund's shareholders, it will remain in effect, unless earlier terminated, for an initial term expiring two years from the date of effectiveness and will continue in effect thereafter for successive twelve-month periods, provided that each such continuance is specifically approved at least annually (i) by the Trust's Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund, and, in either case and (ii) by a majority of the Trustees who are not parties to the New Agreement or interested persons of any such party (other than as Trustees of the Trust).

         If the Shareholders of the Fund do not approve the New Agreement before the consummation of the transactions described above, the Trustees of the Trust would obtain interim advisory services for the Fund, either from New Advisor or from another advisory organization. Fees payable by the Fund under any interim investment advisory arrangement will be held in an interest-bearing escrow account to be paid to the interim investment adviser only upon shareholder approval of an agreement with that adviser. Thereafter, the Trustees would either negotiate a new investment advisory agreement for the Fund with an investment advisory organization selected by the Trustees or make other appropriate arrangements, in either event subject to approval by the Shareholders of the Fund.

COMPARISON OF THE NEW AGREEMENT AND THE CURRENT AGREEMENT

         Under the terms of the New and Current Agreements (collectively, the "Agreements"), the investment adviser manages the investment and reinvestment of the assets of the Fund. Under the Agreements, the investment adviser is responsible for placing orders for the purchase and sale of the Fund's investments directly with brokers and dealers selected by it in its discretion. See "Portfolio Transactions" below. The investment adviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing the Fund's investments and effecting portfolio transactions for the Fund. The investment adviser also furnishes to the Board, which has overall responsibility for the business and affairs of the Trust, periodic reports on the investment performance of the Fund.

         Each Agreement also provides that, with respect to the Fund, the investment adviser shall not be liable for any error of judgment or mistake of law or for any act or omission in the performance of its duties to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Agreement.

         The Agreements are terminable without penalty by the Trust with respect to the Fund on 60 days' written notice when authorized either by vote of its shareholders or by a vote of a majority of the Board of Trustees, or by the investment adviser on 60 days' written notice to the Trust, and will automatically terminate in the event of its assignment.

         The terms of the Agreements obligate Current Advisor and New Advisor to manage the Fund in accordance with applicable laws and regulations. The provision of investment advisory services by Current Advisor or New Advisor to the Fund is not exclusive under the terms of the Agreements. Current Advisor and New Advisor are free to and do render investment advisory services to others. See "Information About New Advisor below.

ADVISORY FEES

         Under the Current Agreement, the Current Advisor receives from the Fund an advisory fee at an annual rate of 75% of the Fund's average daily net assets. For the fiscal year ended September 30, 1997, the Fund paid Current Advisor $635,864 in advisory fees under the Current Agreement. The fee payable under the New Agreement following approval by shareholders will be the same as the fee under the Current Agreement.

INFORMATION ABOUT NEW ADVISOR

         New Advisor is a limited liability company organized under the laws of the State of Delaware on September 23, 1997. It will operate as a successor, registered investment adviser under the Investment Advisers Act of 1940 under the current registrations of CRM and Current Advisor from the date on which the transactions between Current Advisor, CRM and WTI are completed until a date no more than 30 days thereafter. Although as a new entity New Advisor has no previous experience managing an investment company, the principal shareholders and portfolio managers of New Advisor have significant experience in portfolio management of the Fund through Current Advisor and of private investment accounts through CRM, which has managed investments in small and mid capitalization companies for over twenty-four years. As of this date, CRM has over $3.6 billion of assets under management.

         New Advisor will be managed by a board of managers consisting of five managers. Certain Principals, individually and collectively, CRM and WTI will have the right to designate managers depending upon each party's percent of ownership interest in New Advisor. The remaining managers will be elected by majority vote of the members of New Advisor. Initially, the board of managers of New Advisor is expected to consist of Messrs. Cramer and McGlynn, one designee of WTI and two other individuals selected by CRM. If WTI or its affiliates acquire a majority of the limited liability company interests of New Advisor as a result of the exercise of the options described above, WTI will be able to elect a majority of the board of managers.

         The agreements leading to the establishment of New Advisor do not contemplate any changes in the investment advisory services, or the personnel providing those services, to the Fund.

         WTC is a bank and thrift holding company organized under the General Corporation Law of Delaware. WTC holds all of the outstanding capital stock of Wilmington Trust Company, a Delaware chartered bank and trust company engaged in commercial and trust banking activities since 1903. WTC also owns two other financial institutions, Wilmington Trust of Pennsylvania, a Pennsylvania-chartered bank and trust company acquired in 1993 and Wilmington Trust FSB, a Federally-chartered savings bank organized in 1994. Through its subsidiaries WTC engages in residential, commercial and construction lending, deposit taking, insurance, travel , investment advisory and broker-dealer services and mutual fund administration. At December 31, 1996 WTC, together with its subsidiaries had total assets of over $5.5 billion. WTC is among the nation's ten largest personal trust companies and is responsible for $100 billion in assets on behalf of its customers. Wilmington Trust Company, the largest subsidiary of WTC holds approximately $95 billion in a fiduciary capacity.

         New  Advisor's  principal   executive  officers  and  managers,   their
addresses and their principal occupations are listed below.

           NAME AND ADDRESS                   POSITION WITH NEW ADVISOR                PRINCIPAL OCCUPATION

Gerald Bertram Cramer                   Member; Chairman of the Board          Member and  Chairman of the Board CRM
707 Westchester Avenue                  and Manager                            Advisors,  LLC;  and  Chairman of the
White Plains, New York 10604                                                   Board of  Cramer  Rosenthal  McGlynn,
                                                                               Inc. and CRM Management, Inc
Edward John Rosenthal                   Member and Vice Chairman               Member   and   Vice    Chairman   CRM
707 Westchester Avenue                                                         Advisors,  LLC; and Vice Chairman and
White Plains, New York 10604                                                   Treasurer    of   Cramer    Rosenthal
                                                                               McGlynn, Inc. and CRM Management, Inc.
Ronald Harward McGlynn                  Member and President                   Member, Chief Executive Officer
707 Westchester Avenue                                                         and President CRM Advisors,  LLC; and
White Plains, New York 10604                                                   Chief Executive Officer and
                                                                               President Cramer Rosenthal
                                                                               McGlynn, Inc. and CRM Management, Inc.
Jay Brian Abramson                      Member; Chief Executive Officer;       Member and Executive  Vice  President
707 Westchester Avenue                  Executive VicePresident and            CRM  Advisors,   LLC;  and  Executive
White Plains, New York 10604            Manager                                Vice President Cramer
                                                                               Rosenthal McGlynn, Inc. and CRM
                                                                               Management, Inc
Fred Marden Filoon                      Member and Senior Vice President       Member and Senior Vice  President CRM
707 Westchester Avenue                                                         Advisors,   LLC;   and  Senior   Vice
White Plains, New York 10604                                                   President    of   Cramer    Rosenthal
                                                                               McGlynn, Inc. and CRM Management, Inc.
Arthur Jay Pergament                    Member and Senior Vice President       Member and Senior Vice  President CRM
707 Westchester Avenue                                                         Advisors   LLC;   and   Senior   Vice
White Plains, New York 10604                                                   President    of   Cramer    Rosenthal
                                                                               McGlynn, Inc. and CRM Management, Inc.
Eugene Anthony Trainor, III             Member; Senior Vice President          Vice  President  and Chief  Financial
707 Westchester Avenue                  Treasurer and Secretary                Officer Cramer Rosenthal
White Plains, New York 10604                                                   McGlynn, Inc.; and Senior Vice
                                                                               President, Treasurer and Secretary
                                                                               CRM Advisors, LLC

EVALUATION BY THE BOARD OF TRUSTEES

         The Board of Trustees has determined that, by approving the New Agreement on behalf of the Fund, the Fund can best assure itself that services from Current Advisor and New Advisor will be provided without interruption. The Board believes that, as under the Current Agreement, the New Agreement will enable the Fund to obtain services of high quality at reasonable costs and will be in the best interests of the Fund and its shareholders.

         In evaluating the New Agreement, the Board of Trustees requested and reviewed materials furnished by FAS, New Advisor and Current Advisor. These materials included information regarding New Advisor, LLC, its personnel, operations and financial condition, and investment management capabilities and methodologies. The Board met with representatives of New Advisor and reviewed its commitment to service the Fund. Consideration was given to comparative expense information on other mutual funds with similar investment objectives. The Board of Trustees also reviewed and discussed the terms and provisions of the New Agreement and Current Agreement.

         The Board of Trustees also considered the terms of the New Agreement and the possible effects of the Transaction upon New Advisor and its ability to provide services to the Fund. In this regard, the Board evaluated such factors as New Advisor's experience in providing various financial services to individuals and businesses, as well as its reputation, integrity and financial responsibility and stability. The Board of Trustees considered the demonstrated skills and capability of employees of New Advisor and the representations by New Advisor that no material change was currently planned in New Advisor's management and facilities and that New Advisor would be able to provide high quality investment management services with respect to the Fund.

         Based upon its review, the Board of Trustees concluded that the New Agreement is reasonable, fair and in the best interests of the Fund and its shareholders, and that the fees provided for in the New Agreement are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. In the Board's view, retaining New Advisor to serve as investment manager of the Fund is desirable and in the best interests of the Fund and its shareholders. Accordingly, after consideration of the above factors, and such other factors and information it deemed relevant, the Board of Trustees unanimously approved the New Agreement and voted to recommend its approval by the Fund's shareholders.

   THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL ONE

                                  PROPOSAL TWO
                        SELECTION OF INDEPENDENT AUDITORS

         The Board of Trustees, including the Trustees who are not interested persons of the Fund, have selected Ernst & Young LLP as independent auditors for the Trust for the fiscal year ending September 30, 1998. Ernst & Young LLP was selected primarily on the basis of its expertise as auditors of investment companies, the quality of its audit services, and the competitiveness of the fees charged for these services. A representative of Ernst & Young LLP will be present at the Meeting and will have an opportunity to make a statement if he or she desires to do so and to respond to appropriate questions.

         The  Board  of  Trustees'   policy   regarding   engaging   independent
accountants' services is that management may engage the Trust's independent auditors to perform any services normally provided by independent accounting firms, provided that any such services meet any and all of the independence requirements of the American Institute of Certified Public Accountants and the Securities and Exchange Commission.

         The affirmative vote of a plurality of the votes cast at the Meeting, if a quorum is present, is required to ratify the Trustees' selection of independent auditors.

   THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL TWO


                                 PROPOSAL THREE
           APPROVAL OR DISAPPROVAL OF INVESTMENT POLICIES ALLOWING THE
                FUND TO INVEST IN A CORE AND GATEWAY(R) STRUCTURE


INTRODUCTION

         GENERAL. Approval of this Proposal would enable the Fund to invest its assets in a "master-feeder," or "Core and Gateway(R)," structure (Core and Gateway is a registered service mark of Forum Financial Services, Inc.). In a Core and Gateway structure, the Fund would seek to achieve its investment objective by investing in a single investment company, or "Core Portfolio" having substantially the same investment objective, policies and risk profile as the Fund. The Core Portfolio in turn would invest directly in the securities of individual issuers. A fund investing in a Core Portfolio may be referred to as a "Gateway Fund."

         If approved, the new investment policies will be effective on January 2, 1998, although there is no present intention to convert to a Core and Gateway structure. The Fund would convert to a Core and Gateway structure solely upon a future determination by the Board that the conversion is in the best interests of the Fund and its shareholders. The Fund would provide shareholders prior notice of a conversion. The Board would retain the right to withdraw the Fund's investment in a Core Portfolio at any time, and the Fund could thereafter resume investing directly in individual securities or could re-invest its assets in another Core Portfolio.

         SPECIFIC APPROVALS UNDER THIS PROPOSAL. Approval by shareholders of this Proposal will permit the Fund to convert to a Core and Gateway structure or otherwise invest all of its investable assets in another investment company to the extent permitted by law. To do so, the Fund's investment policies relating to its investments in other investment companies, concentration and diversification would be amended as described below.

          INVESTMENT IN OTHER INVESTMENT COMPANIES. Specifically, approval of this Proposal will amend the Fund's investment policy regarding investment in other investment companies. That policy currently provides that The Fund may not invest in shares of other investment companies except to the extent permitted by the Investment Company Act of 1940.

         If shareholders approve this proposal, the new policy governing the Fund's investment in other investment companies would provide that

         The Fund may not invest in shares of other investment companies except to the extent permitted by the Investment Company Act of 1940, including investment of all or a part of its investment assets in one or more registered, open-end investment companies having substantially the same investment objective and policies as the Fund.

         DIVERSIFICATION AND CONCENTRATION. In addition, the proposal would supplement the Fund's policies regarding diversification and concentration to clarify that, if the Fund converted to a Core and Gateway structure, those policies would apply to the portfolio securities of the Core Portfolios in which the Fund invests rather than to the interests in the Core Portfolios held by the Fund. Upon approval of this proposal by the shareholders of the Fund, the following statement would be added to the Fund's policies on diversification and concentration:

         Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one ore more investment companies provided that, except to the extent the Fund invests in other investment companies pursuant to section 12(d)(1)(A) of the 1940 Act, the Fund treats the assets of the investment companies in which its invests as its own for purposes of this policy.

CORE AND GATEWAY STRUCTURES

         IN GENERAL. In a Core and Gateway structure, a Gateway Fund holds as its primary asset an interest in a Core Portfolio that has substantially the same investment objective and policies as the Fund. In addition, to the extent necessary to manage cash balances, a Gateway Fund may invest directly in cash and cash equivalents. The Fund would otherwise continue its normal operations. The structure is designed to achieve investment and administrative efficiencies and enhanced portfolio diversification by allowing a Fund to pool its assets with the assets of other entities invested in the Core Portfolio.

         The conversion to a Core and Gateway structure would be accomplished by the Fund transferring its assets in-kind to the Core Portfolio in exchange for an interest in the Core Portfolio equal in value to the assets transferred. The assets transferred by the Fund would be valued in accordance with the Fund's normal valuation procedures. The conversion would not affect the net asset value of the Fund's shares. The Fund would bear all costs of the conversion.

         The Core Portfolio would offer its shares only to institutional shareholders. The Fund would invest in a Core Portfolio on the same terms and conditions as any of the other investors in the Core Portfolio and will bear a proportionate share of the Core Portfolio's expenses. Other pooled investment vehicles that invest in the Core Portfolio, including other mutual funds, may be marketed in different ways than those used by a Gateway Fund or to different types of investors than those investing in that Gateway Fund. Another mutual fund investing in a Core Portfolio might sell fund shares to the general public at a different public offering price than the Fund's Shares and could have different fees and expenses than the Fund. Also, other investors in a Core
Portfolio may have different yields and returns than those of a particular Gateway Fund.

         SHAREHOLDER VOTING IN A CORE AND GATEWAY STRUCTURE. When required under the 1940 Act or Delaware law, a Core Portfolio will hold a meeting of interestholders in order to obtain their approval of a change to the Portfolio's operations. As an interestholder of a Core Portfolio, a Gateway Fund would be entitled to vote in proportion to the Fund's relative interest in the Core Portfolio. A Fund investing through a master-feeder structure will hold a meeting of its shareholders to obtain instructions on how to vote its interest in the Core Portfolio and will vote its interest in the Core Portfolio in proportion to the votes cast by the Fund's shareholders when required by the 1940 Act or Delaware law. In other circumstances, the Board will vote the Gateway Fund's interest in the Core Portfolio in accordance with the best interests of the shareholders of the Fund.

         Subject to applicable legal requirements, the Gateway Fund will not seek instructions from its shareholders with respect to: (i) any proposal relating to a Core Portfolio that, if made with respect to the Fund, would not require the vote of Fund shareholders; or (ii) any proposal relating to the Core Portfolio that is substantially the same as a proposal previously approved by the Fund's shareholders.

         If there are other investors in a Core Portfolio, there can be no assurance that a vote of all the interestholders of the Core Portfolio would result in the same outcome as a vote of the shareholders of the Gateway Fund. If the outcome of a Core Portfolio vote was not consistent with the vote of the shareholders of the Fund, the Board would consider whether it was still in the best interests of the Fund and its shareholders to invest in the Core Portfolio.

         WITHDRAWING FROM A CORE PORTFOLIO. The Board will retain the right to redeem a Gateway Fund's investment in a Core Portfolio at any time if the Board determines that it is in the best interests of the Fund and its shareholders to do so. A Fund might redeem, for example, if the outcome of a vote of the interestholders of a Core Portfolio was not acceptable to the Board. A redemption could result in an in-kind distribution of portfolio securities (as opposed to a cash distribution) to the Fund by the Core Portfolio.

         If a Gateway Fund withdrew its investment from a Core Portfolio, the Board would consider what action should be taken to manage the withdrawn assets, including management of the Fund's assets in accordance with its investment objectives and policies by Current Advisor or New Advisor or investment of the assets in another Core Portfolio. The inability of a Fund to find a suitable replacement investment(s) could have a significant impact on the shareholders of the Fund.

         CERTAIN RISKS OF INVESTING IN A CORE AND GATEWAY STRUCTURE. The actions of other large investors in the Core Portfolio could affect a Gateway Fund's investments in a Core Portfolio. For example, if a Core Portfolio had another large investor that redeemed its interest in the Core Portfolio, the Fund and the Core Portfolio's remaining investors could experience higher pro rata operating expenses and resulting lower returns.

         Investment of a Gateway Fund's assets in a Core Portfolio would affect the Fund's current arrangements for management and administrative services. As a result of the investment, some of those services would be provided by the service providers of the relevant Core Portfolio while others would continue to be provided directly to the Fund. As a result, shareholders of Gateway Fund might bear some additional costs that they would not otherwise. Before approving a conversion to a Core and Gateway structure, however, the Board of Trustees would consider these additional costs and whether they would be outweighed by other savings that the Fund would enjoy following the conversion.

         TAX CONSEQUENCES. Even if the Board of Trustees determines in the future that investing in a Core and Gateway structure would be in the best interests of the Fund and shareholders, management of the Trust would proceed with a conversion to a Core and Gateway structure only upon receipt of an opinion of counsel to the effect that neither a contribution of the Gateway Fund's investment assets to a Core Portfolio in exchange for an interest in the Core Portfolio nor a withdrawal of a Fund's assets at that time from a Core Portfolio would result in the recognition of gain or loss to the Fund for federal income tax purposes.

         The Fund qualifies and will continue to seek to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986. As such, it does not pay federal income or excise taxes to the extent that it distributes to shareholders its net investment income and any net realized capital gain at certain times. The Fund is not liable for any income, corporate excise or franchise taxes in the state of Delaware. If the Fund were to convert to a Core and Gateway structure, the Core Portfolio in which the Fund would invest would conduct its operations in a manner such that the Fund would continue to qualify for treatment as a regulated investment company.

         The Core Portfolio would not be required to pay federal income taxes on its net investment income and capital gain, because it would be treated as a partnership for federal income tax purposes. All interest, dividends and gains and losses of the Core Portfolio would be deemed to have been "passed through" to each Gateway Fund in proportion to its holdings of the Core Portfolio, regardless of whether such interests, dividends or gains have been distributed by the Portfolios or losses were realized by the Portfolios.

         REVIEW BY THE BOARD OF TRUSTEES. The Board of Trustees has concluded that it is reasonable to present this proposal to shareholders at this time for the following reasons. First, a shareholder meeting is necessary to consider Proposals One and Two. The Board also considered that the Fund would not convert to a Core and Gateway structure, unless the Board further determines that a conversion is in the best interests of the Fund and its shareholders. Accordingly, after consideration of the above factors, and such other factors and information it deemed relevant, the Board of Trustees unanimously voted to recommend that the Fund's shareholders approve this proposal.

  THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL THREE


                                 OTHER BUSINESS

         Management knows of no other business to be presented at the Meeting. If any additional matters should be properly presented, it is intended that the enclosed proxy will be voted in accordance with the judgment of the persons named in the proxy.


                             ADDITIONAL INFORMATION

PORTFOLIO TRANSACTIONS

         The Fund generally will effect purchases and sales through brokers who charge commissions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by Current Advisor in its best judgment and in a manner deemed to be in the best interest of shareholders of the Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner and at the most favorable price available to the Fund.

         The Fund may not always pay the lowest commission or spread available. Rather, in determining the amount of commission, including certain dealer spreads, paid in connection with Fund transactions, Current Advisor takes into account such factors as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the services described below) and any risk assumed by the executing broker. Current Advisor may also take into account payments made by brokers effecting transactions for the Fund (i) to the Fund or (ii) to other persons on behalf of the Fund for services provided to it for which it would be obligated to pay. Current Advisor may also take into account sales of Fund shares when allocating brokerage.

         In addition, Current Advisor may give consideration to research services furnished by brokers to Current Advisor for its use and may cause the Fund to pay these brokers a higher amount of commission than may be charged by other brokers. Such research and analysis may be used by Current Advisor in connection with services to clients other than the Fund, and Current Advisor's fee is not reduced by reason of Current Advisor's receipt of the research services.

         Investment decisions for the Fund will be made independently from those for any other account or investment company that is or may in the future become managed by Current Advisor or its affiliates. If, however, the Fund and other investment companies or accounts managed by Current Advisor are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for the Fund and for other investment companies and accounts managed by Current Advisor occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

         The Fund contemplates that, consistent with the policy of obtaining best net results, brokerage transactions may be conducted through Current Advisor's affiliates, affiliates of those persons or Forum Financial Services, Inc. The Advisory Agreement authorizes the Current Advisor to so execute trades. The Board of Trustees has adopted procedures in conformity with applicable rules under the Investment Company Act to ensure that all brokerage commissions paid to these persons are reasonable and fair.

         It is anticipated that New Advisor's practices with respect to the Fund's portfolio transactions will be substantially the same as Current Advisor's practices.

         For the fiscal year ended September 30, 1997 the Fund paid aggregate brokerage commissions of $_____ and no brokerage commissions were paid to any affiliate of the Fund.

SUBMISSION OF SHAREHOLDER PROPOSALS.

         It is anticipated that, following the Meeting, the Fund will not hold any meetings of shareholders except as required by Federal or Delaware state law. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send proposals to the Assistant Secretary of the Trust, Max Berueffy , in care of Forum Administrative Services, LLC, Two Portland Square, Portland, Maine 04101.

 YOU ARE URGED TO FILL IN, DATE AND SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY

                                              By Order of the Board of Trustees,



                                              Eugene A. Trainor III
                                              Secretary

                                    EXHIBIT A

                          INVESTMENT ADVISORY AGREEMENT
                                     BETWEEN
                                  THE CRM FUNDS
                                       AND
                          CRAMER ROSENTHAL MCGLYNN, LLC


THIS AGREEMENT is made as of the __ day of ___________, 199_, by and between THE CRM FUNDS, a Delaware business trust which may issue one or more series and classes of shares of beneficial interest (the "Trust"), on behalf of The CRM Small Cap Value Fund (the "Fund"), and Cramer Rosenthal McGlynn, LLC, a New York limited liability company (the "Adviser").
                                   WITNESSETH:
         WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

         WHEREAS, the Adviser is registered under the Investment Advisers Act of 1940, as amended; and WHEREAS, the Trust wishes to retain the Adviser to act as investment adviser with respect to shares of the Fund, and the Adviser is willing to furnish such services;

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, it is agreed between the parties hereto as follows:

         SECTION 1. APPOINTMENT. The Trust hereby appoints the Adviser, and the Adviser hereby undertakes, to act as investment adviser of the Fund and, subject to the supervision of the Trust's Board of Trustees, to direct the investments of the Fund in accordance with the investment objectives, policies, and limitations provided in the Fund's Prospectus (as defined herein) or other governing instruments, as amended from time to time, under the 1940 Act and rules thereunder, and such other limitations as the Fund may impose by notice in writing to the Adviser.

         SECTION 2. DELIVERY OF DOCUMENTS. The Trust has furnished the Adviser with copies properly certified or authenticated of each of the following:

                  (a) Resolutions of the Trust's Board of Trustees authorizing the appointment of the Adviser to provide certain advisory services to the Trust and approving this agreement;

                  (b)  The Trust's Trust Instrument and all amendments thereto;
                  (c)  The Trust's By-Laws and all amendments thereto;
                  (d) The Trust's Registration Statement on Form N-1A under the Securities Act of 1933, as amended (the "1933 Act") and under the 1940 Act (File Nos. 33-91498 and 811-9034), as filed with the Securities and Exchange Commission (the "Commission") relating to the Trust's shares of beneficial interest, no par value ("Shares"), and all amendments thereto;
                  (e) Notification of Registration of the Trust under the 1940 Act on Form N-8A as filed with the Commission; and
                  (f) The  Trust's  most  recent  prospectus  and  statement  of additional information and all amendments and supplements thereto (the "Prospectus").

                  The Trust will furnish the Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing, if any.

         SECTION 3. INVESTMENT ADVISORY SERVICES. On behalf of the Fund, the Adviser is authorized, in its discretion and without prior consultation with the Fund, to buy, sell, lend and otherwise trade, consistent with the Fund's then current investment objective, policies and restrictions, any stocks, bonds and other securities and investment instruments subject to the control and direction of the Trust's Board of Trustees.

         The Adviser shall furnish such reports, evaluations, information or analyses to the Trust with respect to the Fund as the Trust's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Trust's Board of Trustees with respect to Trust policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Agreement, including but not limited to, the appointment and supervision of any sub-adviser.

         The Adviser shall place all orders for the purchase and sale of portfolio securities for the Fund with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser to the extent permitted by the 1940 Act. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Fund and at commission rates which are reasonable in relation to the benefits received.

         In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) to the Fund and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board of Trustees shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

         The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Trust or the Fund.

         SECTION 4. COMPENSATION. As compensation for the services which the Adviser is to provide or cause to be provided pursuant to Paragraph 3, the Fund shall pay to the Adviser out of Fund assets an annual fee equal to 0.75% of the average daily net asset value of the Fund (computed in the manner set forth in the Fund's most recent Prospectus and determined as of the close of business on each business day throughout the month) which shall be accrued daily and paid in arrears on the first business day of every month. The fee for any partial month under this agreement shall be calculated on a proportionate basis. In the event that the total expenses of the Fund exceed the limits on investment company expenses imposed by any state or any regulatory authority of any jurisdiction in which shares of such Fund are qualified for offer and sale, the Adviser will bear the amount of such excess, except: (i) the Adviser shall not be required to bear such excess to an extent greater than the compensation due to the Adviser for the period for which such expense limitation is required to be calculated unless such state or regulatory authority shall so require, and (ii) the Adviser shall not be required to bear the expenses of the Fund to an extent which would result in the Trust's inability to qualify as a regulated investment company under the provisions of Subchapter M of the federal Internal Revenue Code of 1986, as amended.

         SECTION 5. INTERESTED PERSONS. It is understood that the Trustees, officers and shareholders of the Trust are or may be or become interested persons of the Adviser as directors, officers or otherwise and that directors, officers and shareholders of the Adviser are or may be or become similarly interested persons of the Trust.

         SECTION 6. PAYMENT OF EXPENSES. The Fund will pay, or contract with persons not parties to this Agreement to pay for, all its expenses other than those expressly stated to be payable by the Adviser hereunder, which expenses payable by the Fund shall include, without limitation, (i) interest and taxes;
(ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments, which the parties acknowledge might be higher than other brokers would charge if the Fund pays a broker which provides research services to the Adviser for use in rendering services to the Fund; (iii) fees and expenses of the Fund's Trustees; (iv) legal and audit expenses; (v) administrator, custodian, pricing and bookkeeping, registrar and transfer agent fees and expenses; (vi) compensation of the Trust's officers and employees who are not employees of the Adviser, the distributor or their respective affiliates and the costs of other personnel performing services for the Trust; (vii) fees payable under this Advisory Agreement and the Administration and Distribution Agreements; (viii) fees and expenses related to the registration and qualification of the Trust and the Fund's shares for distribution under state and federal securities laws; (ix) expenses of printing and mailing reports and notices and proxy material to shareholders of the Fund;
(x) all other expenses incidental to holding meetings of the Fund's shareholders, including proxy solicitations therefor; (xi) expenses of typesetting for printing Prospectuses and supplements thereto; (xii) expenses of printing and mailing Prospectuses and supplements thereto sent to existing shareholders; (xiii) insurance premiums for fidelity bonds and other coverage to the extent approved by the Board of Trustees; (xiv) association membership dues authorized by the Board of Trustees; and (xv) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Trust is a party (or the Fund's assets are subject) and any legal obligation which the Trust may have to indemnify the Trust's Trustees and officers with respect thereto.

         SECTION 7. NON-EXCLUSIVE SERVICES. The services of the Adviser to the Fund are not to be deemed exclusive and the Adviser shall be free to render similar services to others and engage in other activities.

          The Adviser shall be free to enter into other agreements with the Fund and the Trust for providing additional services to the Fund and the Trust which are not covered by this Agreement, and to receive additional compensation for such services. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, neither the Adviser nor any of its directors, officers, shareholders, agents, or employees shall be liable or responsible to the Fund or the Trust or to any shareholder of the Fund or the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

         SECTION 8.    TERM OF AGREEMENT.
              (a) The Trust represents that this Agreement as it pertains to the Fund has been approved by the Board of Trustees and shareholders pursuant to
Section 15 of the 1940 Act. This Agreement as it pertains to the Fund shall become effective on the date hereof and shall remain in effect for a period of two years from such date, and thereafter for successive twelve-month periods with respect to the Fund; provided, however, that such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by a majority vote of the holders of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and, in either case, by a majority of the Board of Trustees of the Trust, who have no direct or indirect financial interest in this Agreement and who are not interested persons, as defined in the 1940 Act, of any such party, who cast their vote in person at a meeting called for the purpose of voting on such approval; provided further, however, that if the continuation of this Agreement is not approved as to the Fund, the Adviser may continue to render the Fund the services described herein in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder. This Agreement may be terminated (i) by the Trust with respect to the Fund at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities (as so defined) of the Fund, or by a vote of the majority of the Board of Trustees of the Trust on sixty days' written notice to the Adviser; or (ii) by the Adviser with respect to the Fund on sixty days' written notice to the Trust.

         This Agreement may be amended at any time with the approval of the Trustees of the Trust, provided, however, that any material amendments of the terms hereof will become effective only upon approval as provided in the first proviso of Section 8(a) hereof.

         SECTION 9. NO ASSIGNMENT. This Agreement may not be assigned, sold or in any manner hypothecated or pledged by either party hereto and this agreement shall terminate automatically in the event of any such assignment, sale, hypothecation or pledge. The terms "assignment" and "sale" as used in this paragraph shall have the meanings ascribed thereto by governing law and any interpretation thereof contained in rules or regulations promulgated by the Commission thereunder.

         SECTION 10. NOTICES. All notices and other communications, including Written Instruction (collectively referred to as "Notice" or "Notices" in this Paragraph), hereunder shall be in writing or by confirming telegram, cable, telex, or facsimile sending device. Notices shall be addressed (a) if to the Adviser at the Adviser's address, 707 Westchester Avenue, White Plains, New York; (b) if to the Trust, at the address of the Trust; or (c) if to neither of the foregoing, at such other address as shall have been notified to the sender of any such Notice or other communication. A Notice may be mailed, in which case it shall be deemed to have been given three days after it is sent, or if sent by facsimile sending device, it shall be deemed to have been given immediately, or if sent by messenger, it shall be deemed to have been given on the day it is delivered, or if sent by confirming telegram, cable, telex, and facsimile sending device it shall be deemed to have been given immediately. All postage, cable, telex, or facsimile sending device charges arising from the sending of a Notice hereunder shall be paid by the sender.

         SECTION 11. NON-EXCLUSIVE USE OF THE NAME "CRM." The Trust acknowledges that it adopted its name through the permission of the Adviser. The Adviser hereby consent to the non-exclusive use by the Trust of the name "CRM" only so long as the Adviser serves as the Fund's adviser. The Trust covenants and agrees to protect, exonerate, defend, indemnify and hold harmless the Adviser, its shareholders, officers, directors, agents and employees from and against any and all costs, losses, claims, damages or liabilities, joint or several, including all legal expenses, which may arise or have arisen out of the Trust's use or misuse of the name "CRM", or out of any breach of or failure to comply with this
Section 11.

         SECTION 12. FURTHER ACTIONS. Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

         SECTION 13.AMENDMENTS. This Agreement or any part hereof may be changed or waived only by an instrument in writing signed by the party against which enforcement of such change or waiver is sought.

         SECTION 14. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         SECTION 15. GOVERNING LAW. his Agreement shall be governed by the laws of the State of New York.

         SECTION 16. LIMIT OF LIABILITY. The Adviser acknowledges the limitation of shareholder liability set forth in the Trust's Declaration of Trust. The obligations of the Trust under this Agreement shall not be binding upon the Trustees individually or upon holders of shares of the Trust individually but shall be binding only upon the assets and property of the Trust, and upon the Trustees insofar as they hold title thereto.

         SECTION 18. DEFINITIONS. The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the Securities and Exchange Commission.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their officers designated below on the day and year first above written.

         THE CRM FUNDS, ON BEHALF OF               CRAMER ROSENTHAL McGLYNN, LLC
         The CRM Small Cap Value Fund



         By: _________________________             By:__________________________
             Name:    Fred M. Filoon                  Name: Ronald H. McGlynn
             Title:   President                       Title: President

                                  THE CRM FUNDS
                              SMALL CAP VALUE FUND
                               TWO PORTLAND SQUARE
                              PORTLAND, MAINE 04101

                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

Revoking any such prior appointments, the undersigned appoints Max Berueffy and David I. Goldstein (or, if only one shall act, that one) proxies with the power of substitution to vote all of the shares of Small Cap Value Fund (the "Fund"), a series of The CRM Funds (the "Trust"), registered in the name of the undersigned at the Special Meeting of Shareholders of the Fund to be held at the offices of Forum Financial Services, Inc., Two Portland Square, Portland, Maine 04101, on __________ at 10:00 a.m. Eastern Time, and at any adjournment or adjournments thereof.

The shares of beneficial interest represented by this Proxy will be voted in accordance with the instructions given by the undersigned below. If no instructions are given, such shares will be voted FOR the Proposals set forth below. The Board of Trustees recommends voting FOR the Proposals.

           PROPOSAL ONE: To approve a new Investment Advisory Agreement between the Trust and Cramer Rosenthal McGlynn, LLC, a newly-formed Delaware Limited Liability Company

                 FOR ____               AGAINST ____               ABSTAIN ____

           PROPOSAL TWO: To approve or disapprove the selection by the Board of Trustees of Ernst & Young LLP as independent accountants to the Trust

                 FOR ____               AGAINST ____               ABSTAIN ____

           PROPOSAL THREE: To approve amendments to certain fundamental investment policies of the Fund to permit the Fund to invest all of its investable assets in another investment company

                 FOR ____               AGAINST ____               ABSTAIN ____

Receipt is acknowledged of the Notice Proxy Statement for the Special Meeting of Shareholders to be held on _______. (NOTE: Checking the box labeled ABSTAIN will result in the shares covered by the Proxy being treated as if they were voted AGAINST the proposal.) PLEASE SIGN AND DATE THIS PROXY IN THE SPACE PROVIDED. Execution by shareholders who are not individuals must be made by an authorized signatory. Executors, administrators, trustees, guardians and others signing in a representative capacity should give their full title as such.

         ____________________________________________         ________________
         Authorized Signature                                       Date

         ____________________________________________         ________________
         Printed Name (and Title if Applicable)                     Date

         ____________________________________________         ________________
         Authorized Signature (Joint Investor)                      Date

         ____________________________________________         ________________
         Printed Name (and Title if Applicable)                     Date


     Please Sign And Date This Proxy and Return It In The Enclosed Envelope.